INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2018
INCOME TAXES
Schedule of reconciliation between the effective income tax rate and the PRC statutory income tax rate

	Years Ended December 31,
	2017	2018
PRC statutory tax rate	25%	25%
Tax effect of other expenses that are not deductible in determining taxable profit	(3)%	(9)%
Effect of change in valuation allowance	(22)%	(16)%
Effective tax rate	0%	0%

Schedule of principal components of the deferred tax assets and liabilities

	As of December 31,
	2017	2018
Deferred tax assets:
Net loss carryforward	201,614	256,850
Deductible advertising expense	14,786	17,964
Accrued expenses and payroll payable	8,985	12,399
Others	11	88
Valuation allowance	(225,396)	(287,301)
Total deferred tax assets	—	—
Deferred tax liabilities:
Total deferred tax liabilities	—	—